Exhibit 99.1

3RD QUARTER 2009 Investor Presentation

Cautionary Note Regarding Forward-looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, additionally, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus' risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) Validus' limited operating history; 6) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 7) adequacy of Validus' loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus' ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of Talbot, IPC and other businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus' investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; 17) availability of reinsurance and retrocessional coverage; and 18) failure to realize the anticipated benefits of the amalgamation, including as a result of failure or delay in integrating the businesses of Validus and IPC, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. 2 INVESTOR PRESENTATION 3RD QUARTER 2009

Note on Non-GAAP Financial Measures In presenting the Company's results herein, management has included and discussed underwriting income, operating income, and diluted book value per share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-U.S.$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). A reconciliation of the non GAAP measures detailed herein to the most comparable GAAP measure can be found at the end of this presentation. 3 INVESTOR PRESENTATION 3RD QUARTER 2009

Selected Market Information 4 Exchange / Ticker: NYSE / "VR" Share Price (Sept. 30, 2009): $25.80 Primary Shares Outstanding: 131,107,196 Primary Market Capitalization: $3.38 billion Annual Dividend/Yield: $0.80 per share (3.1%) Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Bank of America Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, J.P. Morgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs Michael Paisan, Stifel Nicolaus INVESTOR PRESENTATION 3RD QUARTER 2009

Validus Overview Focus on short-tail (re)insurance Business mix balanced between insurance and reinsurance Leadership position in property catastrophe reinsurance Flexible and efficient operating platform Excellent financial results year to date Transparent risk disclosure Significantly expanded float and market capitalization 5 INVESTOR PRESENTATION 3RD QUARTER 2009

6 Validus is Diversified in Short-tail Specialty Classes Talbot GPW Last Twelve Months: $843.0 million INVESTOR PRESENTATION 3RD QUARTER 2009 Last Twelve Months Pro Forma GPW through September 30, 2009 of $2.0 billion Balanced by Class: 53% Property, 22% Marine, 25% Specialty NOTE: $2.0 billion consolidated GPW reflects $63.6mm intersegment eliminations, Validus Re GPW and Talbot GPW do not. Validus Re Pro Forma GPW Last Twelve Months: $1.216 billion

Balanced between Insurance & Reinsurance 7 INVESTOR PRESENTATION 3RD QUARTER 2009 Reinsurance (%) Insurance (%) Based on 2008 GPW except ACGL which is NPW. VR is proforma for IPCR. Source: SEC filings and other public disclosures.

Focused on Short-Tail Specialty Classes 8 INVESTOR PRESENTATION 3RD QUARTER 2009 Short Tail (%) Long Tail (%) Based on 2008 GPW except ACGL which is NPW. VR is proforma for IPCR. Source: SEC filings and other public disclosures.

Property Cat Reinsurance is Important but not Dominant 9 INVESTOR PRESENTATION 3RD QUARTER 2009 Property Cat Reinsurance, (% of total) Other Short Tail (% of total) Long Tail (% of total) Based on 2008 GPW except ACGL which is NPW. VR is proforma for IPCR. Source: SEC filings and other public disclosures.

Validus Shareholders' Equity vs. Selected Peers Peer Comparison - Q3 2009 (Common) Shareholders' Equity in $USD Billions 10 INVESTOR PRESENTATION 3RD QUARTER 2009 Source: SNL Financial and company reports

Strategic Rationale for the IPC Transaction Stronger relationships with major reinsurance intermediaries Following recent acquisitions, top two brokers hold 70% market share1 Increased opportunities for Validus as a lead and quoting market Opportunity for differentiated price or "special layer" in property catastrophe lines Highly public asset quality issues leading buyers to rethink counterparty risk Validus becomes "go-to" market capitalizing on dislocation Opportunity to expand into longer-tail lines if/when market conditions warrant 11 INVESTOR PRESENTATION 3RD QUARTER 2009 Source: 1/ A.M. Best

Talbot 2008 Market Share by Lloyd's Class of Business 12 INVESTOR PRESENTATION 3RD QUARTER 2009 Note: Market share expressed as a % of gross premium for 2008. Source: Lloyd's

Ability to Scale Platform Flexible & Efficient Operating Platform Singapore representative office Miami office targeting Latin America Onshore Energy Aviation 13 INVESTOR PRESENTATION 3RD QUARTER 2009 Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational chart see the company's most recent Annual Report on Form 10-K

Validus Reported Excellent Third Quarter 2009 Results Quarterly Highlights 14 INVESTOR PRESENTATION 3RD QUARTER 2009 65.3% ROAE and 19.0% operating ROAE Reconciliations of VR diluted book value per share, operating income and operating ROAE, non-GAAP financial measures, to book value per share, net income and ROAE are presented in the appendix. 66.7% combined ratio (49.2% at Validus Re and 83.5% at Talbot) Net income of $499.2 million and diluted EPS of $5.21 Net operating income of $145.6 million and diluted operating EPS of $1.52 Diluted book value per share of $28.61 (10.5% growth including dividend in Q309)

Validus Holdings, Ltd. - Quarterly Overview Gross premiums written increased by 23.0% to $331.0 million 0.3% decrease in Validus Re segment 44.5% increase in Talbot segment Net underwriting income of $124.4 million 10.4% growth in net premiums earned Combined ratio improved by 55.6 percentage points Net investment income increased sequentially 9.5% to $29.5 million Increase in invested assets muted by lower portfolio yield Net operating income of $145.6 million Diluted net operating EPS of $1.52 15 INVESTOR PRESENTATION 3RD QUARTER 2009 Note (1): No current quarter notable loss events. Q308 impacted by Hurricanes Ike and Gustav

Validus Third Quarter 2009 Results in Relation to Peer Group Peer Comparison - Q3 2009 Operating ROAE 16 INVESTOR PRESENTATION 3RD QUARTER 2009 Source: SNL Financial and company reports.

Investment Portfolio at September 30, 2009 Total cash and invested assets of $5.71 billion Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims Minimal exposure to equity and alternative asset classes Comprehensive portfolio disclosure Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration (2.2 years as of September 30, 2009) Investment yield: 2.58% (2) 17 INVESTOR PRESENTATION 3RD QUARTER 2009 Note (1): Other Assets includes fund of hedge funds and equity mutual funds . Note (2) Pro forma as if IPC consolidated from June 30, 2009.

Loss Reserves at September 30, 2009 Validus Gross Reserve Mix as of September 30, 2009 Observations Gross reserves for losses and loss expenses of $1.62 billion IBNR represents 46.0% of reserves Talbot has a history of favorable reserve development: $134.5 million since acquisition $29.2 million year to date Favorable reserve development in the quarter of $27.0 million: Talbot favorable development of $12.8 million Validus favorable development of $19.3 million 18 INVESTOR PRESENTATION 3RD QUARTER 2009

Growth in Diluted Book Value Per Share 15.7% Compounded Annual Growth in Diluted BVPS Through September 30, 2009 19 INVESTOR PRESENTATION 3RD QUARTER 2009 Growth in Diluted Book Value Per Share Plus Accumulated Dividends

Growth in Diluted Book Value Per Share - Since Validus IPO 20 INVESTOR PRESENTATION 3RD QUARTER 2009 Note (1): Diluted book value per share calculation includes impact of quarterly dividends Chart excludes XL Capital (28.1)% Source: SNL Financial and company reports

Increased Float and Liquidity Market capitalization as of September 30, 2009 of $3.38 billion Market value of float as of September 30, 2009 of $2.27 Billion As of June 30, 2009, 33.2 million shares in free float Shares issued in IPC transaction of 54.5 million As of September 30, 2009, 88.9 million shares in free float Free float now equal to 68% of market capitalization 21 INVESTOR PRESENTATION 3RD QUARTER 2009

Transparent Risk Disclosure - October 1, 2009 Portfolio 22 INVESTOR PRESENTATION 3RD QUARTER 2009 1:100 year PML equal to 22.4% of quarter end capital, 24.1% of shareholders' equity

Realistic Disaster Scenarios - July 1, 2009 Portfolio 23 INVESTOR PRESENTATION 3RD QUARTER 2009 Consolidated (Validus Re and Talbot) Realistic Disaster Scenarios (RDS) Estimates as of July 1, 2009, in millions of U.S. Dollars

3RD QUARTER 2009 APPENDIX Investor Presentation

Validus Holdings, Ltd. - Quarterly Overview Gross premiums written increased by 23.0% to $331.0 million 0.3% decrease in Validus Re segment 44.5% increase in Talbot segment Net underwriting income of $124.4 million 10.4% growth in net premiums earned Combined ratio improved by 55.6 percentage points Net investment income increased sequentially 9.5% to $29.5 million Increase in invested assets muted by lower portfolio yield Net operating income of $145.6 million Diluted net operating EPS of $1.52 25 INVESTOR PRESENTATION 3RD QUARTER 2009 Note (1): No current quarter notable loss events. Q308 impacted by Hurricanes Ike and Gustav

Validus Re - Quarterly Segment Results Gross premiums written decreased by 0.3% to $124.7 million $15.2 million of Ike/Gustav related reinstatement premiums in Q3 2008 Net premiums earned increased by 10.1% to $199.8 million $31.8 million contribution from IPC Re, offset by non-recurrence of event driven reinstatement premiums Underwriting income increased to $101.4 million Absence of notable loss events in the quarter 26 INVESTOR PRESENTATION 3RD QUARTER 2009 Note (1): No current quarter notable loss events. Q308 impacted by Hurricanes Ike and Gustav

Talbot - Quarterly Segment Results Gross premiums written increased by 44.5% $70.0 million increase due to premium production from onshore energy , aviation, and Miami business units Net premiums written increased by 21.8% Significant reinsurance in force for onshore energy and Miami business units Underwriting income increased to $28.9 million from $3.5 million Absence of notable loss events in the quarter 27 INVESTOR PRESENTATION 3RD QUARTER 2009 Note (1): No current quarter notable loss events. Q308 impacted by Hurricanes Ike and Gustav

Net Operating Income Reconciliation 28 INVESTOR PRESENTATION 3RD QUARTER 2009

Diluted Book Value Per Share Reconciliation 29 INVESTOR PRESENTATION 3RD QUARTER 2009